EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2022
Disclosure Of Nonadjusting Events After Reporting Period Abstract
EVENTS AFTER THE REPORTING PERIOD [Text Block]

20. Events after the reporting period

In March 2023, the Company announced a non-brokered private placement of up to 4,000,000 units of the Company at a price of Cdn$0.40 per unit for gross proceeds of up to Cdn$1,600,000. Each such unit will consist of one common share of the Company and one common share purchase warrant of the Company, with each such warrant entitling the holder thereof to acquire one common share of the Company at an exercise price of Cdn$0.60 for a period of 24 months following the closing date of the issuance of the units. The Company intends to use the proceeds from the financing for general corporate purposes and working capital. Closing of the financing is subject to receipt of all necessary approvals, including approvals of the Toronto Stock Exchange and the board of directors of the Company.